UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BlackStar Enterprise Group, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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BLACKSTAR ENTERPRISE GROUP, INC.

4450 ARAPAHOE AVE., SUITE 100

BOULDER, CO 80303

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held March 10, 2020

To the Shareholders of BlackStar Enterprise Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of BlackStar Enterprise Group, Inc., a Delaware corporation (the “Company”), will be held at 10 a.m. local time on March 10, 2020, or such later date or dates as such Annual Meeting date may be adjourned, at 4450 Arapahoe Ave., Suite 100 Boulder, CO, 80303 for the purpose of considering and taking action on the following proposals:

1.	Elect as directors the nominees named in the proxy statement;

2.	To ratify the appointment of BF Borgers CPA PC as our independent public accountant for the fiscal year ending December 31, 2020;

3.	To vote in an advisory capacity to approve executive compensation (“Say-on-Pay”);

4.	To vote in an advisory capacity on the frequency of future Say-on-Pay votes;

5.	To approve an increase to the total number of shares of the Company’s authorized common stock to 700,000,000 from 200,000,000 shares; and

6.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;

•	“FOR” ratification of the selection of BF Borgers CPA PC as our independent public accountant for the fiscal year ending December 31, 2020;

•	“FOR” the advisory “Say-on-Pay” vote;

•	“FOR” a frequency of every “Three Years” (as opposed to every “One Year” or “Two Years”) on the advisory vote to approve the frequency of future Say-on-Pay votes;

•	“FOR” an increase in the total number of shares of the Company’s authorized common stock to 700,000,000 from 200,000,000 shares

You may vote if you were the record owner of the Company’s common stock at the close of business on December 18, 2019. The Board of Directors of the Company has fixed the close of business on December 18, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date there are 47,853,443 shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the office of the Secretary of the Company at 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the downloaded proxy card, or respond via Internet, as soon as possible in accordance with the instructions on the proxy card or Notice of Internet Availability of Proxy Materials.

These proxy materials are also available via the Internet at www.issuerservices.us/blackstar. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: January 28, 2020	By Order of the Board of Directors of BlackStar Enterprise Group, Inc.

Sincerely, /s/ Joseph Kurczodyna Joseph Kurczodyna Chief Financial Officer and Director

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We are allowed to furnish our proxy materials to requesting shareholders over the Internet, rather than by mailing printed copies, so long as we send them a “Notice of Internet Availability of Proxy Materials.” The Notice tells shareholders how to access and review the Proxy Statement and 2018 Annual Report online and how to vote over the Internet at www.issuerservices.us/blackstar. If you receive the Notice and would like to receive printed proxy materials, follow the instructions in the Notice. If you receive printed proxy materials, you will not receive the Notice, but you may still access our proxy materials and submit your proxy over the Internet at www.issuerservices.us/blackstar.

We encourage you to vote by going to www.issuerservices.us/blackstar, or by downloading the Proxy Card, filling out, signing, and returning to Sterling Issuer Services, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA 30339.

If you have questions about voting your shares, please contact our Corporate Secretary at BlackStar Enterprise Group, Inc., at 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303, telephone number (303) 500-5073.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 10, 2020 AT 10 A.M. MST.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report on Form 10-K are available at: www.issuerservices.us/blackstar.

December 2019

Dear Fellow Shareholders:

As Chief Executive Officer of BlackStar Enterprise Group, Inc. (OTCQB: BEGI), I begin this letter with a sense of anticipation, as we are nearing completion of our most recent business goal, the BlackStar Digital Trading Platform (“BDTP”) to enable Digital Equity trading in conjunction with OTC Markets “ATS,” a regulated exchange. We recently announced a series of financing events that necessitate an increase in the authorized shares of the Company, but that also have allowed us to move forward with the software development of the BDTP. Management believes the anticipated functionality of the BDTP, which will be used to trade registered BlackStar common shares known as “Digital Equity,” and early entry into the market will set us apart from many of our competitors in the U.S.

Our vision to build a trading platform is now coming to fruition. We hope to bring together true pioneers in the industry who are experts in their fields and continue to successfully grow the business by adapting to the corporate and legal climate.

Conclusion

Our goal is to be one of the leading operators in the industry and to profitably grow. If the Company is able to successfully implement the BDTP for the trading of BlackStar Digital Equity, then the Company intends to consult for other crypto industry companies and advise on similar trading platform implementation, with the ultimate goal of Digital Equity trading platforms being the ability for shareholders to more easily access the trading market for smaller companies. BlackStar can then continue to seek joint ventures as a merchant bank and offer the know-how relating to Digital Equity implementation for other entrepreneurs.

In the coming months, our goal will be to focus on testing the demonstration version of the BDTP and seeking input from regulators and OTC Markets. There is significant growth potential in the blockchain industry currently and an abundance of synergies to be recognized from successful ventures with new companies in the future. We certainly intend to capture these opportunities and believe we have the best team of operators and management in the industry to do so. I look forward to sharing more about our strategy in 2020.

From time to time, we will provide shareholder letters like this one to help investors understand our strategy, actions, and accomplishments, but our website at www.blackstarenterprisegroup.com is also a great resource for investors and can provide company news and real-time updates.

On behalf of BlackStar Enterprise Group, Inc., we thank you for your continued support during this exciting time for both our Company and the industry.

Sincerely,

/s/ John Noble Harris

John Noble Harris

Chief Executive Officer

SAFE HARBOR: This shareholder letter contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) regulatory limitations on our products and services; (ii) our ability to complete and integrate acquisitions; (iii) general industry and economic conditions; and (iv) our ability to access adequate financing on terms and conditions that are acceptable to us, as well as other risks identified in our filings with the SEC. We note that as to all referenced potential acquisitions: (i) we have not performed business, financial, accounting or legal due diligence, (ii) each contemplates entering into a definitive agreement and no such definitive agreement has been executed,(iii) financial information and projections relating to these potential acquisitions is based solely on information provided by the target companies, without review by us or independent verification, and historical financial information of the potential acquisitions targets is unaudited , (iv) each of these potential acquisitions and any projected financial information is subject to substantial risks and uncertainties,(v) completing these acquisitions and executing on our strategy will require us to secure additional financing and (vi) completing each of these acquisitions is subject to obtaining regulatory approvals. There can be no assurance that the proposed acquisitions will in fact be consummated on the terms and in the manner previously disclosed or at all. Forward looking statements are dynamic and subject to change. Our forward-looking statements speak only as of the date they are given and do not necessarily reflect our outlook at any other point in time. We do not undertake to update or revise these forward-looking statements as a result of new information, future events or otherwise. Inevitably some assumptions underlying projections will not materialize and unexpected events and circumstances may affect ultimate financial results. Projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic, regulatory, and competitive risks. Actual results achieved may vary materially from the projections or other forward-looking statements. There are substantial risks and uncertainties relating to integrating an acquisition and we contemplate completing and integrating a substantial number of acquisitions which enhances the risks and uncertainties.

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	9
INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE	11
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA PC AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	17
PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE OFFICER PAY (“SAY-ON-PAY”)	18
PROPOSAL NO. 4 – ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY	19
PROPOSAL NO. 5 – AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 700,000,000 SHARES FROM 200,000,000.	20
APPENDIX A – AMENDMENT TO CERTIFICATE OF INCORPORATION	A-1

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BLACKSTAR ENTERPRISE GROUP, INC.

4450 Arapahoe Ave., Suite 100

Boulder, CO 80303

2019 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 10, 2020

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2019 Annual Meeting of Shareholders, contains information about the 2019 Annual Meeting of Shareholders of BlackStar Enterprise Group, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10 a.m. local time on March 10, 2020, at Boulder, Colorado, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (303) 500-5073.

This proxy statement has been prepared by the management of BlackStar Enterprise Group, Inc.

These proxy materials also are available via the Internet at www.issuerservices.us/blackstar. You are encouraged to read the proxy materials carefully, and in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

In this proxy statement, we refer to BlackStar Enterprise Group, Inc. as “BlackStar,” the “Company,” “we,” “us” or “our.”

We are providing this proxy statement on or about January 28, 2020.

Why Did You Send Me This Notice and Proxy Statement?

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 10, 2020: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 annual report on Form 10-K are available at www.issuerservices.us/blackstar.

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting:

1)	This proxy statement.

2)	The accompanying proxy.

3)	Our 2018 annual report on Form 10-K.

The 2018 annual report on Form 10-K includes our financial statements for the fiscal year ended December 31, 2018 but is not a part of this proxy statement. You can also find a copy of our 2018 Annual Report on Form 10-K, on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov/edgar or through the “Investor Relations” section of our website at http://www.blackstarenterprisegroup.com/investor-relations/.

Who Can Vote?

Shareholders who owned common stock at the close of business on December 18, 2019 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there are 47,853,443 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

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How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. To reduce our administrative and postage costs, we ask that you vote on the Internet, which is available 24 hours a day. If your shares are registered directly in your name through our stock transfer agent, Corporate Stock Transfer, or you have stock certificates, you may vote:

•	By mail. Complete and mail the proxy card available at www.issuerservices.us/blackstar. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By Internet. At www.issuerservices.us/blackstar.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;

•	“FOR” ratification of the selection of BF Borgers CPA PC as our independent public accountant for the fiscal year ending December 31, 2020;

•	“FOR” the advisory “Say-on-Pay” vote;

•	“FOR” a frequency of every “Three Years” (as opposed to every “One Year” or “Two Years”) on the advisory vote to approve the frequency of future Say-on-Pay votes;

•	“FOR” an increase in the total number of shares of the Company’s authorized common stock to 700,000,000 from 200,000,000 shares

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of any other matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

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•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under "Voting Instructions" on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is quoted on the OTCQB) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (Say-on-Pay) and Proposal 4 (frequency of Say-on-Pay) are considered non-routine matters, and Proposal 2 (the ratification of our independent public accountant) and Proposal 5 (the increase in our authorized shares of common stock to 700,000,000 shares from 200,000,000 shares) are considered routine matters. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant) and Proposal 5 (the increase in our authorized shares of common stock to 700,000,000 shares from 200,000,000 shares) but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 3 (Say-on-Pay) and Proposal 4 (frequency of Say-on-Pay). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of BF Borgers CPA PC as our Independent Public Accountant for the Fiscal Year Ending December 31, 2020	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of BF Borgers CPA PC as the Company’s independent public accountant for the fiscal year ending December 31, 2020, the Board of Directors may reconsider its appointment.
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Proposal 3: Advisory vote to approve executive compensation (“Say-on-Pay”)

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company provides its shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. The Company recommends that you vote for the approval of the compensation of our named executive officers as described in this Proxy Statement. Accordingly, you may vote on the following resolution at the Meeting:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders.

Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms will not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board. Because we value our shareholders’ views, however, the Board will consider the results of this advisory vote when formulating future executive compensation policy.

Proposal 4: Advisory vote on the frequency of future Say-on-Pay votes

In addition to providing you with the opportunity to cast an advisory vote on executive compensation, this year, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are also offering you the opportunity to cast an advisory vote on the frequency of that Say-on-Pay vote. You are being asked to indicate whether the advisory Say-on-Pay vote should be held every one, two or three years.

The Board recommends shareholder advisory vote on executive compensation every three years. We believe that the frequency is sufficient for the current start-up state of the Company, and that the frequency can be easily increased in the future. The proxy card gives you four choices for voting on this proposal. You can choose whether the Say-on-Pay vote should be held every year, every two years or every three years. You may also abstain from voting. You are not voting to approve or disapprove the Board’s recommendation on this proposal.

Although the vote on this proposal is non-binding, the Board values the opinions of our shareholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on executive compensation.

Proposal 5: Approval to increase the number of shares of the Company’s authorized common stock to 700,000,000 shares from 200,000,000 shares	The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 700,000,000 shares from 200,000,000 shares. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a negative vote.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their

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addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Shareholders whose shares are registered in their own name should contact our transfer agent, Corporate Stock Transfer, 3200 Cherry Creek South Drive, Suite 430 | Denver, Colorado 80209 | Phone: (303) 282-4800.

•	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2020 Annual Meeting of Shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by June 30, 2020 to our Corporate Secretary, 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock by:

·	each person who is known by us to be the beneficial owner of five percent (5%) or more of our common stock;

·	our executive officers, and each director as identified in the “Management — Executive Compensation” section; and

·	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the date of this document into shares of our common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information below is based on the number of shares of our common stock that we believe was beneficially owned by each person or entity as of December 31, 2018.

In 2016, BlackStar entered into an agreement whereby BlackStar's parent, International Hedge Group, Inc., acquired 44,400,000 shares of common stock and 1,000,000 shares of our Class "A" Preferred Super Majority Voting Convertible Stock for capital infusion of $200,000 and 34,000,000 warrants to purchase common stock @ $0.05 per share expiring in 3 years (cashless). John Noble Harris, Joseph E. Kurczodyna and Todd H. Lahr own the control of International Hedge Group, Inc., which in turn controls the voting stock of BlackStar. The 34,000,000 warrants were distributed to shareholders of IHG and IHG itself.

On February 5, 2018, the Company completed an unregistered private placement offering of units in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The Company raised $165,000 through the sale of restricted units at $0.50 each, with each unit consisting of one (1) share of restricted common stock of BlackStar Enterprise Group, Inc. (“BlackStar”), one (1) warrant exercisable into one (1) Digital Equity of BlackStar, (subject to and effective upon a registration statement) and one (1) warrant to purchase one (1) share of Crypto Equity Management Corp. (“CEMC”) at $10.00 per share. The warrants were issued on the

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Company’s warrant form attached to the Form 10-K/A and Form 10-K/A-2 as Exhibit 10.2 and 10.3, respectively. We have implemented a SAFE with specific reference to the Digital Shares underlying the warrants of certain current shareholders. Although the warrants held by these shareholders are exercisable immediately under the terms of the warrant, the intention and understanding of the Company and investors is that the warrants will be exercised upon registration of the Digital Shares, as elaborated in the SAFE attached to the Form 10-K/A-2 as Exhibit 10.5.

On September 27, 2017, the Board of Directors approved the issuance of 16,320,000 shares of restricted common stock underlying warrants exercised on June 14, 2017. The warrants were issued to purchase up to 17,000,000 shares of restricted common stock at $0.05 per share and were exercised on a cashless basis, netting 16,320,000 shares of restricted common stock. Concurrently, with the sale of these shares, International Hedge Group, the majority stockholder of the Company, surrendered 16,320,000 of its shares as an anti-dilutive measure.

As stated in the Schedule 13D/A filed on February 16, 2018, Messrs. Harris and Kurczodyna exercised 1,500,000 warrants each in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 1,440,000 shares of common stock each, thereby changing their shareholdings reflected in the amended Schedule 13D. In addition, Rare Green, Inc., of which Mr. Harris is an officer, exercised 750,000 warrants in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 720,000 shares of common stock. At the same time, Patriot Mtg. Acceptance Corp., of which Mr. Kurczodyna is an officer, exercised 750,000 warrants in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 720,000 shares of common stock. IHG exercised 1,350,000 warrants in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 1,296,000 shares of common stock, which were assigned in part to THL Holdings, LLC (960,000), with the remainder being assigned to three other non-affiliate shareholders. Mr. Lahr individually exercised 3,250,000 warrants in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 3,120,000 shares of common stock, thereby changing his shareholdings reflected in the amended Schedule 13D. Finally, THL Holdings, LLC, of which Mr. Lahr is Managing Member, exercised 2,000,000 warrants in a cashless exercise @ $.05 per share on June 14, 2017, resulting in 1,920,000 shares of common stock. On September 29, 2017, International Hedge Group, Inc. retired 16,420,000 shares to treasury and exercised warrants. Further details can be found in the Schedule 13D/A filed on February 16, 2018 at www.sec.gov.

On July 3, 2017, in consideration for $30,000, BEGI sold 100,000 units, each unit consisting of one share of restricted common stock and one warrant to purchase common stock, in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. Concurrently, with the sale of these shares, International Hedge Group, the majority stockholder of the Company, surrendered 100,000 of its shares as an anti-dilutive measure.

(REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

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OFFICERS AND DIRECTORS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	John Noble Harris, Chief Executive Officer and Director (3)(4)	9,119,369	19%	9,119,369	19%

Class A Preferred Convertible Stock	John Noble Harris Chief Executive Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	9,119,369	19%	9,119,369	19%

Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common shares	All Directors and Executive Officers as a Group (2 persons) Common Shares	13,446,036	28.1%	13,446,036	28.1%

Preferred shares	All Directors and Executive Officers as Group (2 persons) Preferred Shares	1,000,000	100%	N/A	N/A

(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.
(2)

Based upon 47,853,443 common shares issued and outstanding on a fully diluted basis, NOT including 150,152,174 shares reserved for conversion of outstanding promissory notes. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any Digital Equities under a SAFE).

(3)	Mr. Harris, Mr. Lahr and Mr. Kurczodyna are persons owning and controlling International Hedge Group, Inc. and deemed beneficial owners.
(4)	International Hedge Group, Inc. (“IHG”), Mr. Harris, Mr. Lahr and Mr. Kurczodyna are shown collectively as they jointly control IHG. IHG also controls voting of the Class A Super Majority Voting Preferred stock which votes 60% of the common at all times.
(5)	Including other affiliate companies of Mr. Harris and Mr. Kurczodyna.

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GREATER THAN 5% STOCKHOLDERS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	International Hedge Group, Inc. (4)	4,792,702	10%	4,792,702	10%

Class A Preferred Convertible Stock	International Hedge Group, Inc. (4)	1,000,000	100%	N/A	N/A

Common Stock	John Noble Harris, Chief Executive Officer and Director (3)(4)	9,119,369	19%	9,119,369	19%

Class A Preferred Convertible Stock	John Noble Harris Chief Executive Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Todd H. Lahr, Former President and Former Director (3)(4)(6)	15,848,258	33%	15,848,258	33%

Class A Preferred Convertible Stock	Todd H. Lahr, Former President and Former Director (3)(4)(6)	1,000,000	100%	N/A	N/A

Common Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	9,119,369	19%	9,119,369	19%

Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Anna E LLC (7)	2,584,444	5.4%	2,584,444	5.4%

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(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

(2)

Based upon 47,853,443 shares issued and outstanding on a fully diluted basis, NOT including 150,152,174 shares reserved for conversion of outstanding promissory notes. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any Digital Equities under a SAFE)

(3)	Mr. Harris, Mr. Lahr and Mr. Kurczodyna are persons owning and controlling International Hedge Group, Inc. and deemed beneficial owners.

(4)	International Hedge Group, Inc. (“IHG”), Mr. Harris, Mr. Lahr and Mr. Kurczodyna are shown collectively as they jointly control IHG. IHG also controls voting of the Class A Super Majority Voting Preferred stock which votes 60% of the common at all times.

(5)	Including other affiliate companies of Mr. Lahr, Mr. Harris and Mr. Kurczodyna.
(6)	Resigned as an Officer and Director of BlackStar Enterprise Group, Inc. on February 8, 2017 and as an Officer and Director of International Hedge Group, Inc. on February 9, 2017.
(7)	Is controlled by the daughter of Joseph Kurczodyna, an Officer and a Director of our Company, but is not a dependent and he disclaims any ownership or control of such shares.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that we believe have a reasonable likelihood of being “in the money” within the next sixty days.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

We adopted a Stock Option and Award Plan on December 1, 2016. We have authorized 10,000,000 shares of common stock to be available for the Plan. We have granted no options exercisable for shares of our common stock under the Plan.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. Therefore, the two directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the two nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees are currently directors of the Company.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the expiration of his respective term, as set forth above, and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the two persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

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Nominees for Director

Set forth below are the names, ages, and biographical information of the nominees for directors of the Company.

Name	Age
John Noble Harris	73
Joseph E. Kurczodyna	66

BIOGRAPHICAL INFORMATION

John Noble Harris, Chief Executive Officer and Director

Mr. Harris began his career in the securities industry in 1971 with Newhart Cook & Co., a St. Louis based NYSE member firm.  Licensed both as a broker and principal, he ultimately managed brokerage offices for several regional NASD brokerage firms.  Since 1985, he has been self- employed as a business consultant and as a private investor. Mr. Harris brings to the Company experience in the public securities market.  Mr. Harris served as the president of Tombstone Technologies from 2005-2010 and eventually merged the public company with Hunt Global Resources.  In 2011, Mr. Harris became president of Rare Green, Inc., a private mineral exploration company. In 2014, Mr. Harris was one of the founders of International Hedge Group, Inc. (“IHG”). In 2016, IHG acquired 44,400,000 shares of common stock and 1,000,000 Class A Preferred shares in BlackStar Enterprise Group, Inc.

Joseph E. Kurczodyna, Chief Financial Officer and Director

Working with various Commodity and Stock brokerage firms in Chicago and Denver Mr. Kurczodyna began his career in 1977 trading Bonds and T-Bill futures In the 1980’s, he focused on underwriting early stage companies.  As a principle with Mills Financial, a registered Broker Dealer with the SEC and NASD, he underwrote and syndicated the Western International Gold & Silver (WIGS) in 1984. In 1991, Mr. Kurczodyna purchased Mills Financial and was the firm’s President and General Principle. While leading Mills Financial, he underwrote and funded several private placements and IPO’s. In 1998, Mills was the lead underwriter for United Financial Mortgage Corp. (UFMC), which was eventually listed on the American Stock Exchange.  From 2004 to 2009, Mr. Kurczodyna was the CEO of Capital Merchant Bank LLC, an independent investment banker. From 2006-2008 he acted as the CFO and Director of OnMedia International. In 2009, Mr. Kurczodyna founded Patriot Mortgage Acceptance Corp. a private mortgage company. In 2014, Mr. Kurczodyna was one of the founders of International Hedge Group Inc. (IHG). In 2016, IHG acquired 44,400,000 shares of common stock and 1,000,000 Class A Preferred shares in BlackStar Enterprise Group Inc.

Family Relationships

There are no family relationships among the officers and directors.

Involvement in Certain Legal Proceedings

During the past 10 years, none of our directors, director nominees or executive officers has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
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●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The top two nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS

 INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

CONFLICTS OF INTEREST – GENERAL

There can be no assurance that management will resolve all conflicts of interest in favor of the Company.

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other entities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Insofar as the officers and directors are engaged in other business activities, management anticipates it will devote approximately 30-40 hours per week to the Company's affairs.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement contained in our Certificate of Incorporation, Bylaws, or minutes which requires officers and directors of our Company to disclose business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to our company to disclose to it any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

Our Board of Directors has adopted a policy that the Company will not seek a fund of, any entity in which any officer or director serves as an officer or director or in which they or their family members own or hold a controlling ownership interest. Although the Board of Directors could elect to change this policy, the Board of Directors has no present intention to do so.

The members of the Board and management are also the Board and Management of our parent, International Hedge Group, Inc. (“IHG”) and have ownership and compensation through IHG. IHG may be engaged by client borrowers of our Company to provide consulting services, and such poses a risk of financial conflict to our Company.

We expect that the selection of a business opportunity will be complex. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, we believe that there are numerous firms seeking the benefits of an issuer who has complied with the 1934 Act. Such benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes) for all stockholders and other factors. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. We have, and will continue to have, essentially no assets to provide the owners of business opportunities. However, we will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in an issuer who has complied with the 1934 Act without incurring the cost and time required to conduct an initial public offering.

COMMITTEES OF THE BOARD OF DIRECTORS

We are managed under the direction of its board of directors.

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EXECUTIVE COMMITTEE

We do not have an executive committee, at this time.

AUDIT COMMITTEE

We formed a non-independent audit committee in October 2016 to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors. Joe Kurczodyna, as Chairman, and John Harris act as the initial members of the Audit Committee.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee, our board of directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting control.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the management reviewed the audited financial statements in our Annual Report on Form 10-K and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The management reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (PCAOB), including Auditing Standard 1301 (Communications with Audit Committees). In addition, the management has discussed with the independent auditors the auditors’ independence from management and our company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of any non-audit services with the auditors’ independence.

The management discussed with our independent auditors the overall scope and plans for their audit. The management met with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the management recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2018 be included in the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The management selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2020 for ratification by shareholders at the Company’s annual meeting.

The management currently consists of Mr. Harris and Mr. Kurczodyna.

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Board works on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors

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and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the current Board. The Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Board also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Board will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

John Noble Harris, Chairman of the Board of Directors

BlackStar Enterprise Group, Inc.

4450 Arapahoe Ave., Suite 100

Boulder, CO 80303

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during our fiscal year ended December 31, 2018, there were no untimely filings of a Form 3, 4 and/or 5 by the Company’s Section 16(a) filers.

EXECUTIVE OFFICERS

The following table sets forth information as to persons who currently serve as our directors or executive officers, including their ages as of December 21, 2019.

Name	Age	Position
John Noble Harris	73	Chief Executive Officer and Director
Joseph E. Kurczodyna	66	Chief Financial Officer and Director (COB)

Our officers are elected by the board of directors at the first meeting after each annual meeting of our stockholders and hold office until their successors are duly elected and qualified under our bylaws.

The directors named above will serve until the next annual meeting of our stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors absent any employment agreement. There is no arrangement or understanding between our directors and officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

BIOGRAPHICAL INFORMATION

John Noble Harris, Chief Executive Officer and Director

Mr. Harris began his career in the securities industry in 1971 with Newhart Cook & Co., a St. Louis based NYSE member firm.  Licensed both as a broker and principal, he ultimately managed brokerage offices for several regional NASD brokerage firms.  Since 1985, he has been self- employed as a business consultant and as a private investor. Mr. Harris brings to the Company experience in the public securities market.  Mr. Harris served as the president of Tombstone Technologies from 2005-2010 and eventually merged the public company with Hunt Global Resources.  In 2011, Mr. Harris became president of Rare Green, Inc., a private mineral exploration company. In 2014, Mr. Harris was one of the founders of International Hedge Group, Inc. (“IHG”). In 2016, IHG acquired 44,400,000 shares of common stock and 1,000,000 Class A Preferred shares in BlackStar Enterprise Group, Inc.

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Joseph E. Kurczodyna, Chief Financial Officer and Director

Working with various Commodity and Stock brokerage firms in Chicago and Denver Mr. Kurczodyna began his career in 1977 trading Bonds and T-Bill futures In the 1980’s, he focused on underwriting early stage companies.  As a principle with Mills Financial, a registered Broker Dealer with the SEC and NASD, he underwrote and syndicated the Western International Gold & Silver (WIGS) in 1984. In 1991, Mr. Kurczodyna purchased Mills Financial and was the firm’s President and General Principle. While leading Mills Financial, he underwrote and funded several private placements and IPO’s. In 1998, Mills was the lead underwriter for United Financial Mortgage Corp. (UFMC), which was eventually listed on the American Stock Exchange.  From 2004 to 2009, Mr. Kurczodyna was the CEO of Capital Merchant Bank LLC, an independent investment banker. From 2006-2008 he acted as the CFO and Director of OnMedia International. In 2009, Mr. Kurczodyna founded Patriot Mortgage Acceptance Corp. a private mortgage company. In 2014, Mr. Kurczodyna was one of the founders of International Hedge Group Inc. (IHG). In 2016, IHG acquired 44,400,000 shares of common stock and 1,000,000 Class A Preferred shares in BlackStar Enterprise Group Inc.

  EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our officers from the years ended December 31, 2018, 2017, and 2016.

SUMMARY EXECUTIVES COMPENSATION TABLE

In Dollars

Name & Position	Year	Contract Payments ($)	Bonus ($)	Stock awards ($)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(1)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

John Noble Harris, CEO	2016	$10,000	0	0	$120,000	0	0	0	$130,000
	2017	0 (1)	0	0	0	0	0	0	0
	2018	0 (4)	0	0	0	0	0	0	0

Joseph E. Kurczodyna, CFO	2016	$10,000	0	0	$120,000	0	0	0	$130,000
	2017	0 (1)	0	0	0	0	0	0	0
	2018	0 (4)	0	0	0	0	0	0	0

Todd H. Lahr, Former President (2)	2016	$10,000	0	0	$260,000	0	0	0	$270,000
	2017	0	0	0	0	0	0	0	0
	2018	0	0	0	0	0	0	0	0

All Current Executive Officers	2018	0 (4)	0	0	0	0	0	0	0

(1)	International Hedge Group, of which these persons are controlling parties, received $25,000 total as a consulting fee in the year ended December 31, 2017, and also owned 1,350,000 Warrants to purchase @ $0.05 expiring August 2019. Mr. Harris and Mr. Kurczodyna each owned individually 1,500,000 warrants to purchase @ $0.05. All warrants have been exercised as of the end of 2018.

(2)	Resigned as President of BlackStar Enterprise Group, Inc. on February 8, 2017.

(3)	Using the Black-Scholes valuation model the Company assigned a value of $.04 to each warrant. The parameters used in the Black-Scholes model were as follows: stock price $0.04; strike price $0.05; volatility 172%; risk free rate 1.75% and time to expiration of 3 years. The total value of each issuance of warrants is listed in the column.

(4)	Management were paid consulting fees of $104,331 for the year ended December 31, 2018.

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Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any of our directors or executive officers which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us. These agreements do not provide for payments to be made as a result of any change in control of us, or a change in the person's responsibilities following such a change in control. Our Company entered into a Management Consulting Agreement with our parent company, IHG, on December 1, 2017. The agreement is attached as Exhibit 10.1 to the Amend. No. 1 to the Form 10-K for the year ended December 31, 2017. The term of the agreement is until terminated with 30 days prior notice. We agreed to pay IHG $25,000 for services occurring in 2017, payable as cash, stock, or both upon mutual agreement. We will limit expenses of IHG pursuant to the allocations made in the budget, and all reasonable pre-approved out-of-pocket expenses actually incurred by IHG on behalf of the Company will be reimbursed. IHG agrees to assist the Company in all filing necessary to be a fully reporting public company, assist the Company in public relations, evaluate candidates for the portfolio of companies in merchant banking, establish new contacts for the Company and develop proposals and deals to capture revenues, and assist the Company in their capital funding strategy.

Compensation Committee Interlocks and Insider Participation

Our board of directors in our entirety acts as the compensation committee for BlackStar Enterprise Group, Inc.

Outstanding Equity Awards at Fiscal-Year End

We adopted a Stock Option and Award Plan on December 1, 2016. We have authorized 10,000,000 shares of common stock to be available for the Plan. We have granted no options exercisable for shares of our common stock under the Plan.

Director Compensation

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives’ Compensation Table" during the years ended December 31, 2016, 2017 and 2018:

Name	Year	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Noble Harris	2016	0	0	0	0	0	0	$0
	2017	0	0	0	0	0	0	$0
	2018	0	0	0	0	0	0	$0

Joseph E. Kurczodyna,	2016	0	0	0	0	0	0	$0
	2017	0	0	0	0	0	0	$0
	2018	0	0	0	0	0	0	$0

Todd H. Lahr,	2016	0	0	0	0	0	0	$0
Former Director (1)	2017	0	0	0	0	0	0	$0
(1)	Mr. Lahr resigned as an Officer and Director of BlackStar Enterprise Group, Inc. on February 8, 2017.

The term of office for each Director is one (1) year, or until his/her successor is elected at our annual meeting and qualified. The term of office for each of our Officers is at the pleasure of the Board of Directors.

Equity Compensation Plan Information

Key Employees Stock Compensation Plan

Effective December 1, 2016, our Stock Option and Award Plan (the "Stock Incentive Plan") was approved by our Board of Directors. Under the Stock Incentive Plan, the Board of Directors may grant options or purchase rights to purchase common stock to officers, employees, and other persons who provide services to us or any related company. The participants to whom awards are granted, the

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type of awards granted, the number of shares covered for each award, and the purchase or exercise price, conditions and other terms of each award are determined by the Board of Directors, except that the term of the options shall not exceed 10 years. A total of 10 million shares of our common stock are subject to the Stock Incentive Plan and maybe either a qualified or non-qualified stock option. The shares issued for the Stock Incentive Plan may be either treasury or authorized and unissued shares. As of December 31, 2018, we have granted no stock options to purchase any shares of our common stock under the Plan.

Executive Compensation

If approved, the Company agrees to pay up to $120,000 annual salary to each of the executive officers named herein. The Company believes that the salary is a fair and accurate representation of the work required and responsibilities of running the corporation, while simultaneously taking into consideration the financial status of the corporation. The Company reserves the right to reduce the compensation totals annually, if the finances of the Company so require.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the stock transactions involving IHG discussed herein, we have not entered into any transaction nor are there any proposed transactions in which any of our founders, directors, executive officers, stockholders or any members of the immediate family of any of the foregoing had or are to have a direct or indirect material interest.

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PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA PC AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Board of Directors has appointed BF Borgers CPA PC, as our independent registered public accounting firm for the year ending December 31, 2020. A representative of BF Borgers CPA PC is not expected to be present at the Annual Meeting.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers CPA PC to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

We incurred approximately $16,200 in audit fees to our principal independent accountants for professional services rendered in connection with the audit of financial statements for the fiscal year ended December 31, 2018. We incurred approximately $23,760 in audit fees to our principal independent accountants for professional services rendered in connection with the audit of financial statements for the fiscal year ended December 31, 2017.

During the fiscal years ended December 31, 2018 and 2017, we did not incur any other fees for professional services rendered by our principal independent accountants for all other non-audit services which may include, but not limited to, tax related services, actuarial services or valuation services.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by BFB in 2018 and 2017 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with BFB maintaining its independence.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

BF BORGERS CPA PC AS OUR INDEPENDENT PUBLIC ACCOUNTANT

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PROPOSAL NO. 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

In accordance with SEC rules, our stockholders are being asked to approve, on an advisory or non-binding basis, the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K — a detailed description of our compensation program is available in the “Executive Compensation” section.

Our Board believe that we have created a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this proxy statement in the Executive Compensation section, the compensation tables and the narrative discussion following the compensation tables.

Although this vote is non-binding, the Board values the views of our stockholders and will review the voting results. If there are significant negative votes, we will take steps to understand those concerns that influenced the vote and consider them in making future decisions about executive compensation. We currently conduct annual advisory votes on executive compensation and expect to conduct the next advisory vote at our next annual meeting of stockholders in 2020.

Vote Required

The affirmative vote of a majority of the shares of BEGI common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

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PROPOSAL NO. 4 - ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

In addition to providing you with the opportunity to cast an advisory vote on executive compensation, this year, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are also offering you the opportunity to cast an advisory vote on the frequency of that Say-on-Pay vote. You are being asked to indicate whether the advisory Say-on-Pay vote should be held every one, two or three years.

The Board recommends a shareholder advisory vote on executive compensation every three years. We believe that a vote every three years would provide us with sufficient feedback from our shareholders on executive compensation matters. An advisory vote every three years is also consistent with our practice of conducting an in-depth review of executive compensation philosophy and practices periodically, as well as our practice of engaging with our shareholders and obtaining their input on significant corporate governance matters.

The proxy card gives you four choices for voting on this proposal. You can choose whether the Say-on-Pay vote should be held every year, every two years or every three years. You may also abstain from voting. You are not voting to approve or disapprove the Board’s recommendation on this proposal.

Although the vote on this proposal is non-binding, the Board values the opinions of our shareholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” A FREQUENCY OF EVERY “THREE YEARS” (AS OPPOSED TO EVERY “ONE YEAR” OR “TWO YEARS”) ON THE ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

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PROPOSAL NO. 5 – AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 700,000,000 SHARES FROM 200,000,000.

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation, as amended, increasing our authorized shares of common stock from 200,000,000 shares to 700,000,000 shares. The increase in our authorized shares of common stock will become effective upon the filing of the amendment with the Secretary of State of Delaware.

The form of amendment to be filed with the Secretary of State of Delaware is set forth as Appendix A to this proxy statement.

Outstanding Shares and Purpose of the Amendment

Our Certificate of Incorporation, as amended currently authorize us to issue a maximum of 200,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001

The Board believes that the increase in our authorized common stock will provide us with greater flexibility with respect to our capital structure for business purposes, including additional equity financings and stock-based acquisitions. There will be no change to our authorized preferred stock.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares of common stock, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

In deciding whether to issue additional shares of common stock, our Board of Directors will carefully consider the effect of the issuance on the operating results of our Company and our then-existing stockholders. With the exception of stock dividends, including stock splits effected as stock dividends, issuances of common stock may result in dilution to the investments of existing stockholders. In addition, issuances of common stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our Company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our Company and we are not aware of any specific effort to accumulate our common stock or to obtain control of our Company by means of a merger, tender offer, solicitation or otherwise.

OUR STOCKHOLDERS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to BlackStar Enterprise Group, Inc. stockholders as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

We have been, and intend to continue, working toward identifying and obtaining new sources of financing. No assurances can be given that we will be successful in obtaining additional financing in the future. Any future financing that we may obtain may cause significant dilution to existing stockholders. Any debt financing or other financing of securities senior to common stock that we are able to obtain will likely include financial and other covenants that will restrict our flexibility. Any failure to comply with these covenants would have a negative impact on our business, prospects, financial condition, results of operations and cash flows.

The Company has recently entered into several convertible promissory notes with shares of common stock reserved for conversion, the details of which can be found in recently filed Forms 8-K. The total number of reserved shares of common stock amongst the convertible notes is 150,152,174. In order to accommodate the total number of reserved shares for future conversions, the Company must increase the authorized shares of common stock by amending the Certificate of Incorporation.

THE HOLDERS OF THE CLASS A SUPER MAJORITY VOTING PREFERRED STOCK WHICH VOTES 60% OF THE COMMON STOCK AT ALL TIMES IS INTERNATIONAL HEDGE GROUP, INC., THE PARENT COMPANY OF BLACKSTAR. IHG INTENDS TO VOTE FOR THE PROPOSAL NO. 5.

Other than as set forth above, the Board of Directors has no current plans to issue the additional shares of common stock that would be authorized by the proposed amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law, or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, settlement of debt, providing equity incentives to employees, officers or

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directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board’s approval of the amendment was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the amendment could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the filing of the amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 200,000,000 shares to 700,000,000 shares. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. If our shareholders do not approve the amendment, we will not be able to increase our authorized common stock to 700,000,000 shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 700,000,000 FROM 200,000,000.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated: January 28, 2020

/s/ Joseph Kurczodyna

_________________________

Joseph Kurczodyna

Chief Financial Officer and Director

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Appendix A

Form of Amendment to Certificate of Incorporation

STATE OF DELAWARE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of BlackStar Enterprise Group, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is Seven Hundred Ten million (710,000,000), consisting of Seven Hundred million shares (700,000,000) of Common Stock, $.001 par value per share and Ten million (10,000,000) shares of Preferred Stock $.001 par value with such classes, rights and privileges as maybe hereafter designated.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ________________ day of ________________, 20_____.

By:____________________________________

Authorized Officer Title:____________________________________

Name: ____________________________________

Print or Type

A-1

VOTE BY INTERNET – www.issuerservices.us/blackstar

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Mountain Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

BLACKSTAR ENTERPRISE GROUP, INC. 4450 ARAPAHOE AVE., SUITE 100 BOULDER, CO 80303
VOTE BY MAIL Mark, sign and date your proxy card and return it to Sterling Issuer Services, LLC., 2030 Powers Ferry Road SE, Suite #212, Atlanta, GA 30339.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKSTAR ENTERPRISE GROUP, INC.

The Board of Directors recommends a vote FOR all director nominees.

1.	Election of Directors		For	Withhold
	1a.	John Noble Harris	[ ]	[ ]
	1b.	Joseph Kurczodyna	[ ]	[ ]

The Board of Directors recommends a vote FOR Proposals 2 and 3.

		For	Against	Abstain
2.	Ratification of the Appointment of BF Borgers CPA PC	[ ]	[ ]	[ ]
3.	Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR “3 YEARS” on Proposal 4.

		1 Year	2 Years	3 Years
4.	Advisory Vote on the Frequency of Future Say-on-Pay Votes	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR Proposal 5.

		For	Against	Abstain
5.	Increase in the total number of shares of the Company’s authorized common stock to 700,000,000 by Amendment to the Certificate of Incorporation.	[ ]	[ ]	[ ]

	Yes	No
Please indicate whether you plan to attend the meeting:	[ ]	[ ]

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADDRESS CHANGES/COMMENTS: ________________________________________________

***EXERCISE YOUR RIGHT TO VOTE***

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on
March 10, 2020:

INFORMATION ABOUT THE BLACKSTAR ENTERPRISE GROUP, INC.
2019 ANNUAL MEETING OF SHAREHOLDERS

Directions to the meeting are available by Google Maps or

by telephone 303-500-5073

PLEASE BRING THIS NOTICE WITH VALID PICTURE I.D. TO PRESENT FOR ADMISSION

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	WHO MAY VOTE:
10:00 a.m., Mountain Time on Monday, March 10, 2020	You may vote if you were a shareholder of record as of the close of business on December 18, 2019.
PLACE:
BlackStar Enterprise Group, Inc. 4450 Arapahoe Ave., Suite 100 Boulder, CO 80303	ANNUAL MEETING MATERIALS: A copy of the Proxy Statement and our 2018 Annual Report are available at www.issuerservices.us/blackstar.

DATE OF MAILING:
The Notice is first being mailed to shareholders on or about January 28, 2020.

You are receiving this communication because you hold shares in BlackStar Enterprise Group, Inc.

This Notice is not a ballot or a form of proxy. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.issuerservices.us/blackstar or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY MATERIALS AND VOTING INSTRUCTIONS.

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– Before You Vote –

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the unique control number that is printed on your materials (located on the following page) and visit: www.issuerservices.us/blackstar.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) By E-Mail*: info@blackstarenterprisegroup.com; 2) By Phone: 303-500-5073. * If requesting materials by e-mail, please send a blank e-mail with the control number that is printed on your Notice in the subject line. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 10, 2020 to facilitate timely delivery.

– How To Vote –

Please Choose One of the Following Voting Methods

Vote In Person: To vote in person at the Meeting you will need to request or download a ballot to vote these shares. To attend the meeting, you will need to bring this Notice and valid picture identification. If the shares are registered in your name and you received this Notice, the Notice is your admission ticket.

Vote By Internet: To vote now by Internet, go to www.issuerservices.us/blackstar. Have the control number that is printed on this Notice and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

VOTING ITEMS:

The Board of Directors recommends a vote FOR all director nominees.

1.	Election of Directors
	1a.	John Noble Harris
	1b.	Joseph Kurczodyna

The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.	Ratification of the Appointment of BF Borgers CPA PC
3.	Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

The Board of Directors recommends a vote FOR “3 YEARS” on Proposal 4.

4.	Advisory Vote on the Frequency of Future Say-on-Pay Votes

The Board of Directors recommends a vote FOR Proposal 5.

5.	Increase in the total number of shares of the Company’s authorized common stock to 700,000,000 by Amendment to the Certificate of Incorporation.

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